Schedule of Investments July 31, 2023 (Unaudited)
Jackson Square Large-Cap Growth Fund

Description	Shares	Value
COMMON STOCKS - 98.1%
Communication Services - 3.4%
Alphabet - Class A *	54,556	$7,240,672

Consumer Discretionary - 9.9%
Amazon.com *	115,061	15,381,355
NIKE - Class B	49,308	5,443,110
		20,824,465
Financials - 20.4%
CME Group	49,088	9,766,549
KKR & Co. - Class A	88,281	5,242,126
Mastercard - Class A	29,126	11,483,799
S&P Global	17,580	6,935,486
Visa - Class A	40,499	9,627,827
		43,055,787
Health Care - 14.9%
Danaher	22,829	5,822,765
Edwards Lifesciences *	90,972	7,466,072
Intuitive Surgical *	19,485	6,320,934
IQVIA Holdings *	20,049	4,486,164
Veeva Systems - Class A *	35,811	7,313,322
		31,409,257
Industrials - 18.8%
Boeing *	42,056	10,045,075
Canadian Pacific Kansas City	113,585	9,346,910
Copart *	52,864	4,672,649
Uber Technologies *	161,386	7,982,151
Waste Management	46,792	7,664,062
		39,710,847
Information Technology - 25.2% #
Advanced Micro Devices *	51,340	5,873,296
Datadog - Class A *	32,855	3,834,836
Microsoft	75,743	25,443,589
NVIDIA	21,877	10,222,903
ServiceNow *	13,109	7,642,547
		53,017,171
Materials - 5.5%
Corteva	107,423	6,061,880
Linde	13,888	5,425,625
		11,487,505
TOTAL COMMON STOCKS
(Cost $156,565,047)		206,745,704

SHORT-TERM INVESTMENT - 2.0%
Money Money Market Deposit Account - 2.0%
U.S. Bank N.A., 3.41% ^
Total Money Market Deposit Account	4,215,015	4,215,015
TOTAL SHORT-TERM INVESTMENT
(Cost $4,215,015)		4,215,015

Total Investments - 100.1%
(Cost $160,780,062)		210,960,719
Other Assets and Liabilities, Net - (0.1)%		(224,921)
Total Net Assets - 100.0%		$210,735,798

*	Non-income producing security.
#
As of July 31, 2023, the Fund has a significant portion of its assets invested in this sector and therefore is subject to additional risks. The information technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innvoation and intellectual property issues.

^
The Money Market Deposit Account (the "MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of July 31, 2023.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P").  GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of July 31, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks	$206,745,704	$-	$-	$206,745,704
Short-Term Investment	4,215,015	-	-	4,215,015
Total Investments in Securities	$210,960,719	$-	$-	$210,960,719

Refer to the Schedule of Investments for further information on the classification of investments.